# Investor Update

Fourth Quarter 2014



frontier

February 19, 2015

# Safe Harbor Statement

**Forward-Looking Language**

This report contains "forward-looking statements," statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: risks related to the pending acquisition of properties from Verizon, including our ability to complete the acquisition of such operations, our ability to successfully integrate operations, our ability to realize anticipated cost savings, sufficiency of the assets to be acquired from Verizon, our ability to migrate Verizon's operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned, failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the acquisition, and increased expenses incurred due to activities related to the transaction; risks related to the recently-concluded Connecticut acquisition, including the effects of unanticipated expenses or liabilities, and our ability to fully realize anticipated cost savings; our ability to meet our debt and debt service obligations; competition from cable, wireless and other wireline carriers and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory changes and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2015 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; and the impact of potential information technology or data security breaches or other disruptions. These and other uncertainties related to the Company's business are described in greater detail in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. The Company does not intend to update or revise these forward-looking statements.

# Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB; a reconciliation of the differences among EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, free cash flow, cash operating expenses and cash operating expenses excluding pension and OPEB, and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and, (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB.

Management uses these non-GAAP financial measures to (i) assist in analyzing the Company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum. On pages 5 and 6 all prior period Revenues exclude Mohave Cellular Limited Partnership results, which was sold on April 1, 2013.

# Earnings Call Agenda

- Strategic Overview — Maggie Wilderotter, Chairman and CEO
- Operational Results — Dan McCarthy, President and COO
- Financial Results — John Jureller, EVP and CFO

# 2014 Accomplishments

- Delivered 52% total shareholder return in 2014
- Announced 5% dividend increase for 2015
- Maintained industry-leading, sustainable dividend payout ratio
- Integrated Connecticut and exceeded synergy target with $165 million annual synergies to date
- Strong, consistent quarterly broadband growth for two full years
- Gained Residential broadband market share in approximately 80% of local markets
- Improved revenue mix and delivered another year of improving revenue trends
- Positioned Frontier to deliver substantial shareholder value into 2016, and beyond


Revenue Mix
47%
45%
43%
41%
53%
55%
57%
59%
2011
2012
2013
2014
Data & Other
Voice


Cumulative Broadband Net Adds
Units in (000s)
23
136
244
2012
2013
2014

# Strategic and Operating Achievements

## *Fourth Quarter Results*

- Successful closing of Connecticut acquisition - - $216 million of 4Q revenue
- Completed integration and operating as a single company across 28 states
- Realized $165 million of annual synergies from Connecticut
- 8th consecutive quarter of strong broadband momentum
- Exceeded free cash flow guidance



$ Millions
$4,972
$607
$2,276
$2,089
$4,754
$552
$2,183
$2,019
$4,772
$520
$2,160
$2,092
2012
2013
2014
Residential
Business
Regulatory

# Key Strategic and Operating Objectives

## *Lead with Broadband*

- 21,949 broadband net adds
- Gigabit markets in Illinois; Indiana; North Carolina; Oregon; South Carolina; Washington
- Increasing broadband availability with 24,700 CAF households completed in Q4: 9,500 new and 15,200 upgraded → 92% broadband availability
- Beginning to plan for CAF 2 implementation

## *Drive Revenue Growth*

- 40% of activity above basic speed tier
- Frontier Secure revenue grew 90%
- 42% of broadband gross adds obtained through alternate channels
- Continued stable trends across key subsegments of SME

## *Keep Customers*

- Increased Residential broadband market share in approximately 80% of markets
- Solid churn result

## *Simplification & Cost Savings*

- Leveraging scale opportunities across 28 states

# Revenue and ARPC


Revenue Mix by Customer Segment
$ Millions
$1,154
$1,147
$1,141
$1,330
$133
$525
$496
$134
$516
$497
$124
$519
$498
$129
$601
$601
1Q14
2Q14
3Q14
4Q14
Residential
Business
Regulatory


Revenue Mix by Service
$ Millions
$1,154
$1,147
$1,141
$1,330
$133
$482
$77
$219
$242
$134
$472
$79
$213
$249
$124
$472
$76
$208
$261
$129
$525
$122
$248
$307
1Q14
2Q14
3Q14
4Q14
Data
Non-Switched Data
Other
Voice
Regulatory


Residential ARPC
$59.07
$59.64
$60.34
$65.67
1Q14
2Q14
3Q14
4Q14


Business ARPC
$652
$649
$659
$688
1Q14
2Q14
3Q14
4Q14

frontier

# Free Cash Flow / Dividend Payout


$ Millions
$862
$891
$931
$848
$793
$400
$401
$401
$401
$401
4Q13
1Q14
2Q14
3Q14
4Q14
Trailing 4 Quarters Free Cash Flow
Annualized Dividend

- Q4 and trailing four quarter cash flows remain strong
- LTM Dividend payout ratio was 51%

# Credit and Liquidity

## Net Leverage


Net Debt / LTMEBITDA
3.18x
3.17x
3.23x
3.72x
4Q 11
4Q 12
4Q 13
4Q 14

## December 31, 2014

*$ Millions*

| | |
|---|---|
| Cash & Equivalents | $682 |
| Restricted Cash - noncurrent | 2 |
| Credit Facility | 750 |
| Total Liquidity | $1,434 |
| | |
| Total Debt | $9,783 |
| Pro Forma LTM Adj. EBITDA [1] | $2,449 |
| | |
| Leverage Ratio [2] | 3.72x |

- Leverage (Net Debt / Adj EBITDA) for 4Q14 at 3.72x
- $1.4 billion of liquidity at the end of Q4

*Notes:*
*(1) LTM Adj. EBITDA + Pro Forma Combined including annualized synergies of $165 million*
*(2) Leverage Ratio calculation excludes noncurrent restricted cash of $2 million*

frontier

# Debt Maturity Profile


December 31, 2014
Principal Amount ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
Undrawn $750 Revolver
FTR Debt
$298
$383
$645
$750
$619
$645
$1,022
$1,276
$501
$851
$751
$914
$3
$347
$200
$50
$14
$1,264
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

# 2015 Guidance

| $ Millions | 2015 | |
|---|---|---|
| | Low | High |
| Leveraged Free Cash Flow | $785 | $825 |
| Capital Expenditures | $650 | $700 |
| Cash Taxes | $175 | $200 |

# Frontier plus Verizon's CA, TX and FL Wireline Operations

- High-quality FiOS network assets and strong customer base
- Increased scale drives improved competitive position
- Estimated proforma Revenue of the "New Frontier" is approximately $11.7 billion; and proforma adjusted EBITDA of $4.9 billion
- Meaningful enhancement to Shareholder Value – estimated 35% accretive to Leveraged Free Cash Flow per share in the first full year
- Bolsters Dividend Sustainability – improves Dividend Payout Ratio by an estimated 13 percentage points
- Financing structure anticipated to maintain Debt Ratings

# Appendix



# Non-GAAP Reconciliation

| Three Months Ended:<br>$ Millions | December 31, 2013 | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 |
|---|---|---|---|---|---|
| *Operating Cash Flow* | | | | | |
| **Operating income** | **$ 258** | **$ 226** | **$ 224** | **$ 197** | **$ 173** |
| *Add back:* | | | | | |
| Depreciation and amortization | 282 | 281 | 273 | 261 | 323 |
| **Operating cash flow (EBITDA)** | **$ 540** | **$ 507** | **$ 498** | **$ 458** | **$ 496** |
| *Add back:* | | | | | |
| Non-cash pension/OPEB costs | 15 | 3 | (3) | (20) | 3 |
| Pension settlement costs | 4 | - | - | - | - |
| Severance costs | 2 | 0 | 1 | 0 | 0 |
| Acquisition and integration costs | 10 | 11 | 20 | 42 | 70 |
| **Operating income, as adjusted** | **$ 288** | **$ 240** | **$ 242** | **$ 219** | **$ 245** |
| **Operating cash flow, as adjusted (Adjusted EBITDA)** | **$ 570** | **$ 521** | **$ 515** | **$ 479** | **$ 568** |
| *Add back:* | | | | | |
| Interest and dividend income | 0 | 1 | 0 | 0 | 0 |
| Stock-based compensation | 4 | 6 | 6 | 6 | 5 |
| *Subtract:* | | | | | |
| Cash paid (received) for income taxes (refunds) | 11 | (5) | 19 | 22 | 34 |
| Capital expenditures - Business operations | 151 | 135 | 126 | 152 | 159 |
| Interest expense | 164 | 163 | 160 | 163 | 187 |
| **Free cash flow** | **$ 248** | **$ 235** | **$ 216** | **$ 149** | **$ 193** |

# Non-GAAP Reconciliation

| *Three Months Ended:* *$ Millions* | December 31, 2013 | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 |
|---|---|---|---|---|---|
| *Total Operating Expenses to Cash Operating Expenses* | | | | | |
| **Total operating expenses** | **$ 923** | **$ 928** | **$ 923** | **$ 944** | **$ 1,158** |
| *Subtract:* | | | | | |
| Depreciation and amortization | 282 | 281 | 273 | 261 | 323 |
| Acquisition and integration costs | 10 | 11 | 20 | 42 | 70 |
| Pension/OPEB costs (non-cash) | 15 | 3 | (3) | (20) | 3 |
| Pension settlement costs | 4 | - | - | - | - |
| Severance costs | 2 | 0 | 1 | 0 | 0 |
| **Cash Operating Expenses** | **$ 610** | **$ 633** | **$ 632** | **$ 661** | **$ 762** |
| *Add back:* | | | | | |
| Pension/OPEB costs (non-cash) | 15 | 3 | (3) | (20) | 3 |
| *Subtract:* | | | | | |
| Net pension/OPEB costs | 17 | 14 | 14 | 13 | 17 |
| **Cash Operating Expenses, excluding pension/OPEB** | **$ 608** | **$ 621** | **$ 614** | **$ 628** | **$ 748** |

# Non-GAAP Reconciliation

| *Three Months Ended:*<br>*$ Millions* | December 31, 2013 | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 |
|---|---|---|---|---|---|
| *Adjusted EBITDA excluding pension/OPEB costs* | | | | | |
| **Revenue** | **$ 1,180** | **$ 1,154** | **$ 1,147** | **$ 1,141** | **$ 1,330** |
| **Operating income** | **$ 258** | **$ 226** | **$ 224** | **$ 197** | **$ 173** |
| *Add back:* | | | | | |
| Depreciation and amortization | 282 | 281 | 273 | 261 | 323 |
| **Operating cash flow (EBITDA)** | **$ 540** | **$ 507** | **$ 498** | **$ 458** | **$ 496** |
| *Add back:* | | | | | |
| Pension/OPEB costs | 17 | 14 | 14 | 13 | 17 |
| Pension settlement costs | 4 | - | - | - | - |
| Severance costs | 2 | 0 | 1 | 0 | 0 |
| Acquisition and integration costs | 10 | 11 | 20 | 42 | 70 |
| **Adjusted EBITDA excluding pension/OPEB costs** | **$ 572** | **$ 533** | **$ 533** | **$ 513** | **$ 582** |
| **Adjusted EBITDA margin excluding pension/OPEB costs** | **48.5 %** | **46.2 %** | **46.4 %** | **45.0 %** | **43.8 %** |

# Frontier Communications Corp.

(NASDAQ: **FTR**)

**Investor Relations**
Frontier Communications Corp.
3 High Ridge Park
Stamford, CT 06905
203.614.4606
IR@FTR.com